EX-99.77Q1 OTHR EXHB


Exhibit 77Q1 - Additional Items for State Street Bank sub custodian information

Item 15


MARKET
Sub-Custodian, Address, City, Country
Custody Type

Albania
Raiffeisen Bank sh.a.
Foreign Custodian Rule 17f-5
Blv. "Bajram Curri" ETC - Kati 14 Tirana, Albania

Argentina
Citibank, N.A.
Foreign Custodian Rule 17f-5
Bartolome Mitre 530
1036 Buenos Aires, Argentina

Australia
The Hongkong and Shanghai Banking Corporation Limited
Foreign Custodian Rule 17f-5
HSBC Securities Services Level 3, 10 Smith St.,
Parramatta, NSW 2150, Australia

Austria
Deutsche Bank AG
Foreign Custodian Rule 17f-5
Fleischmarkt 1
A-1010 Vienna, Austria

Austria
UniCredit Bank Austria AG
Foreign Custodian Rule 17f-5
Custody Department / Dept. 8398-TZ Julius Tandler Platz 3
A-1090 Vienna, Austria

Bahrain
HSBC Bank Middle East Limited (as delegate of The Hongkong and
Foreign Custodian Rule 17f-5
Shanghai Banking Corporation Limited)
1st Floor, Bldg. #2505 Road # 2832, Al Seef 428 Kingdom of Bahrain

Bangladesh
Standard Chartered Bank
Foreign Custodian Rule 17f-5
Silver Tower, Level 7
52 South Gulshan Commercial Area
Gulshan 1, Dhaka 1212, Bangladesh

Belgium
Deutsche Bank AG, Netherlands
Foreign Custodian Rule 17f-5
(operating through its Amsterdam branch with support from its Brussels branch) De Entrees 99-197
1101 HE Amsterdam, Netherlands

Benin
via Standard Chartered Bank Cote dIvoire S.A., Abidjan, Ivory Coast Foreign Custodian Rule 17f-5
23, Bld de la Republique
17 BP 1141 Abidjan 17 Cete dIvoire

Bermuda
HSBC Bank Bermuda Limited
Foreign Custodian Rule 17f-5
6 Front Street
Bermuda
Hamilton, HM06, Bermuda

Federation of Bosnia and Herzegovina
UniCredit Bank d.d.
Foreign Custodian Rule 17f-5
Zelenih beretki 24
Federation of Bosnia and
Herzegovina
71 000 Sarajevo

Botswana
Standard Chartered Bank Botswana Limited
Foreign Custodian Rule 17f-5
4th Floor, Standard Chartered House Queens Road
The Mall
Gaborone, Botswana

Brazil
Citibank, N.A.
Foreign Custodian Rule 17f-5
AV Paulista 1111
Sao Paulo, SP 01311-920 Brazil

Bulgaria
Citibank Europe plc, Bulgaria Branch
Foreign Custodian Rule 17f-5
Serdika Offices, 10th floor 48 Sitnyakovo Blvd.
1505 Sofia, Bulgaria

UniCredit Bulbank AD
Foreign Custodian Rule 17f-5
7 Sveta Nedelya Square
1000 Sofia, Bulgaria

Burkina Faso
via Standard Chartered Bank Cote dIvoire S.A., Abidjan, Ivory Coast Foreign Custodian Rule 17f-5
23, Bld de la Republique
17 BP 1141 Abidjan 17 Cote dIvoire

Canada
State Street Trust Company Canada
Foreign Custodian Rule 17f-5
30 Adelaide Street East, Suite 800 Toronto, ON Canada M5C 3G6
Itau CorpBanca S.A.
Foreign Custodian Rule 17f-5
Presidente Riesco Street # 5537 Floor 18
Las Condes, Santiago de Chile

China
HSBC Bank (China) Company Limited
Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited) 33rd Floor, HSBC Building, Shanghai IFC 8 Century Avenue
Peoples Republic of China
Pudong, Shanghai, China (200120)

China Construction Bank Corporation
Foreign Custodian Rule 17f-5
(for A-share market only)
No.1 Naoshikou Street Chang An Xing Rong Plaza Beijing 100032-33, China

Citibank N.A.
Foreign Custodian Rule 17f-5
(for Shanghai - Hong Kong Stock Connect market only)
39/F., Champion Tower 3 Garden Road Central, Hong Kong

The Hongkong and Shanghai Banking Corporation Limited
Foreign Custodian Rule 17f-5
(for Shanghai - Hong Kong Stock Connect market only)
Level 30,
HSBC Main Building 1 Queen's Road Central, Hong Kong

Standard Chartered Bank (Hong Kong)
Foreign Custodian Rule 17f-5
Limited
(for Shanghai - Hong Kong Stock Connect market)
15th Floor Standard Chartered Tower 388 Kwun Tong Road
Kwun Tong, Hong Kong

Colombia
Cititrust Colombia S.A. Sociedad Fiduciaria
Foreign Custodian Rule 17f-5
Carrera 9A, No. 99-02 Bogota DC, Colombia

Costa Rica
Banco BCT S.A.
Foreign Custodian Rule 17f-5
160 Calle Central Edificio BCT
San Jose, Costa Rica

Croatia
Privredna Banka Zagreb d.d.
Foreign Custodian Rule 17f-5
Custody Department Radnicka cesta 50
10000 Zagreb, Croatia
Zagrebacka Banka d.d.
Foreign Custodian Rule 17f-5
Savska 60
10000 Zagreb, Croatia

Cyprus
BNP Paribas Securities Services, S.C.A.,
Foreign Custodian Rule 17f-5
(operating through its Athens branch)
2 Lampsakou Str.
115 28 Athens, Greece

Czech Republic
Ceskoslovenska obchodn banka, a.s.
Foreign Custodian Rule 17f-5
Radlicka 333/150
150 57 Prague 5, Czech Republic

UniCredit Bank Czech Republic and Slovakia, a.s.
Foreign Custodian Rule 17f-5
BB Centrum FILADELFIE Zeletavska 1525/1
140 92 Praha 4 - Michle, Czech Republic

Denmark
Nordea Bank AB (publ), Sweden
Foreign Custodian Rule 17f-5
(operating through its subsidiary, Nordea Bank Danmark A/S)
Strandgade 3
0900 Copenhagen C, Denmark

Skandinaviska Enskilda Banken AB (publ),
Foreign Custodian Rule 17f-5
(operating through its Copenhagen branch)
Bernstorffsgade 50
1577 Copenhagen, Denmark

Egypt
HSBC Bank Egypt S.A.E.
Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited)
6th Floor
306 Corniche El Nil Maadi
Egypt
Cairo, Egypt

Estonia
AS SEB Pank
Foreign Custodian Rule 17f-5
Tornimae 2
15010 Tallinn, Estonia

Finland
Nordea Bank AB (publ), Sweden
Foreign Custodian Rule 17f-5
(operating through its subsidiary, Nordea Bank Finland Plc.)
Satamaradankatu 5
00500 Helsinki, Finland
Skandinaviska Enskilda Banken AB (publ),
Foreign Custodian Rule 17f-5
Sweden
(operating through its Helsinki branch)
Securities Services Box 630
SF-00101 Helsinki, Finland

France
Deutsche Bank AG, Netherlands
Foreign Custodian Rule 17f-5
(operating through its Amsterdam branch with support from its Paris branch) De Entrees 99-197
1101 HE Amsterdam, Netherlands


Republic of Georgia
JSC Bank of Georgia
Foreign Custodian Rule 17f-5
29a Gagarini Str. Tbilisi 0160, Georgia

Germany
 State Street Bank International GmbH
Foreign Custodian Rule 17f-5
Brienner Strasse 59
80333 Munich, Germany

Deutsche Bank AG
Foreign Custodian Rule 17f-5
Alfred-Herrhausen-Allee 16-24
D-65760 Eschborn, Germany

Ghana
Standard Chartered Bank Ghana Limited
Foreign Custodian Rule 17f-5
P. O. Box 768
1st Floor
High Street Building Accra, Ghana

Greece
BNP Paribas Securities Services, S.C.A.
Foreign Custodian Rule 17f-5
2 Lampsakou Str.
115 28 Athens, Greece

Guinea-Bissau
via Standard Chartered Bank Cte dIvoire S.A., Abidjan, Ivory Coast Foreign Custodian Rule 17f-5
23, Bld de la Republique
17 BP 1141 Abidjan 17 Cote dIvoire

Hong Kong
Standard Chartered Bank (Hong Kong) Limited
Foreign Custodian Rule 17f-5
15th Floor Standard Chartered Tower 388 Kwun Tong Road
Kwun Tong, Hong Kong

Hungary
Citibank Europe plc Magyarorszagi Fioktelepe
Foreign Custodian Rule 17f-5
7 Szabadsag ter, Bank Center Budapest, H-1051 Hungary

UniCredit Bank Hungary Zrt.
Foreign Custodian Rule 17f-5
6th Floor Szabadsag ter 5-6
H-1054 Budapest, Hungary

Iceland
Landsbankinn hf.
Foreign Custodian Rule 17f-5
Austurstraeti 11
Iceland
155 Reykjavik, Iceland

India
Deutsche Bank AG
Foreign Custodian Rule 17f-5
Block B1, 4th Floor, Nirlon Knowledge Park Off Western Express Highway Goregaon (E)
Mumbai 400 063, India

The Hongkong and Shanghai Banking Corporation Limited
Foreign Custodian Rule 17f-5
India
11F, Building 3, NESCO - IT Park, NESCO Complex,
Western Express Highway Goregaon (East),
Mumbai 400 063, India

Indonesia
Deutsche Bank AG
Foreign Custodian Rule 17f-5
Deutsche Bank Building, 4th floor Jl. Imam Bonjol, No. 80
Jakarta 10310, Indonesia

Ireland
State Street Bank and Trust Company, United Kingdom branch
Foreign Custodian Rule 17f-5
525 Ferry Road
Edinburgh EH5 2AW, Scotland


Israel
Bank Hapoalim B.M.
Foreign Custodian Rule 17f-5
50 Rothschild Boulevard Tel Aviv, Israel 61000

Italy
Deutsche Bank S.p.A.
Foreign Custodian Rule 17f-5
 Investor Services
Via Turati 27 - 3rd Floor
20121 Milan, Italy

Ivory Coast
Standard Chartered Bank Cote dIvoire S.A.
Foreign Custodian Rule 17f-5
23, Bld de la Republique
17 BP 1141 Abidjan 17 Cote dIvoire

Jamaica
Scotia Investments Jamaica Limited
Foreign Custodian Rule 17f-5
7, Holborn Road
Kingston 10, Jamaica, W.I.

Japan
Mizuho Bank, Limited
Foreign Custodian Rule 17f-5
Shinagawa Intercity Tower A 2-15-14, Konan, Minato-ku
Tokyo 108-6009, Japan

The Hongkong and Shanghai Banking Corporation Limited
Foreign Custodian Rule 17f-5
HSBC Building
11-1 Nihonbashi 3-chome, Chuo-ku Tokyo 1030027, Japan

Jordan
Standard Chartered Bank
Foreign Custodian Rule 17f-5
Shmeissani Branch
Al-Thaqafa Street, Building # 2
P.O. Box 926190
Jordan
Amman 11110, Jordan


Kazakhstan
JSC Citibank Kazakhstan
Foreign Custodian Rule 17f-5
Park Palace, Building A, 41 Kazibek Bi street,
Almaty 050010, Kazakhstan

Kenya
Standard Chartered Bank Kenya Limited
Foreign Custodian Rule 17f-5
 Custody Services
Standard Chartered @ Chiromo, Level 5 48 Westlands Road
P.O. Box 40984 - 00100 GPO
Nairobi, Kenya

Republic of Korea
Deutsche Bank AG
Foreign Custodian Rule 17f-5
18th Fl., Young-Poong Building 41 Cheonggyecheon-ro
Jongro-ku, Seoul 03188, Korea

The Hongkong and Shanghai Banking Corporation Limited
Foreign Custodian Rule 17f-5
5F
HSBC Building #37 Chilpae-ro
Jung-gu, Seoul 04511, Korea

Kuwait
HSBC Bank Middle East Limited
Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited) Kuwait City, Sharq Area Abdulaziz Al Sager Street Al Hamra Tower, 37F
P. O. Box 1683, Safat 13017, Kuwait

Latvia
AS SEB banka
Foreign Custodian Rule 17f-5
Unicentrs, Valdlauci
Latvia
LV-1076 Kekavas pag., Rigas raj., Latvia

Lebanon
HSBC Bank Middle East Limited
Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited) St. Georges Street, Minet El-Hosn Beirut 1107 2080, Lebanon

Lithuania
AB SEB bankas
Foreign Custodian Rule 17f-5
Gedimino av. 12
LT 2600 Vilnius, Lithuania

Malawi
Standard Bank Limited
Foreign Custodian Rule 17f-5
Kaomba Centre
Cnr. Victoria Avenue & Sir Glyn Jones Road Blantyre, Malawi

Malaysia
Deutsche Bank (Malaysia) Berhad
Foreign Custodian Rule 17f-5
Domestic Custody Services Level 20, Menara IMC
8 Jalan Sultan Ismail
50250 Kuala Lumpur, Malaysia

Standard Chartered Bank Malaysia Berhad
Foreign Custodian Rule 17f-5
Menara Standard Chartered 30 Jalan Sultan Ismail
50250 Kuala Lumpur, Malaysia

Mali
via Standard Chartered Bank Cote dIvoire S.A., Abidjan, Ivory Coast Foreign Custodian Rule 17f-5
23, Bld de la Republique
17 BP 1141 Abidjan 17 Cote dIvoire

Mauritius
The Hongkong and Shanghai Banking Corporation Limited
Foreign Custodian Rule 17f-5
6F HSBC Centre 18 CyberCity
Ebene, Mauritius

Mexico
Banco Nacional de Mexico, S.A.
Foreign Custodian Rule 17f-5
3er piso, Torre Norte
Act. Roberto Medellin No. 800 Col. Santa Fe
Mexico, DF 01219

Morocco
Citibank Maghreb
Foreign Custodian Rule 17f-5
Zenith Millnium Immeuble1 Sidi Maarouf - B.P. 40 Casablanca 20190, Morocco

Namibia
Standard Bank Namibia Limited
Foreign Custodian Rule 17f-5
Standard Bank Center
Cnr. Werner List St. and Post St. Mall 2nd Floor
Namibia
Windhoek, Namibia

Netherlands
Deutsche Bank AG
Foreign Custodian Rule 17f-5
De Entrees 99-197
Netherlands
1101 HE Amsterdam, Netherlands

New Zealand
The Hongkong and Shanghai Banking Corporation Limited
Foreign Custodian Rule 17f-5
HSBC House
Level 7, 1 Queen St. Auckland 1010, New Zealand
New Zealand

Niger
via Standard Chartered Bank Cote dIvoire S.A., Abidjan, Ivory Coast Foreign Custodian Rule 17f-5
23, Bld de la Republique
17 BP 1141 Abidjan 17 Cote dIvoire

Nigeria
Stanbic IBTC Bank Plc.
Foreign Custodian Rule 17f-5
 Plot 1712 Idejo St Victoria Island,
Lagos 101007, Nigeria

Norway
Nordea Bank AB (publ), Sweden (operating through its subsidiary, Nordea Bank Norge ASA)
Foreign Custodian Rule 17f-5
Essendropsgate 7
0368 Oslo, Norway

Skandinaviska Enskilda Banken AB (publ), Sweden (operating through its Oslo branch)
Foreign Custodian Rule 17f-5
P.O. Box 1843 Vika Filipstad Brygge 1
N-0123 Oslo, Norway

Oman
HSBC Bank Oman S.A.O.G.
Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited) 2nd Floor Al Khuwair PO Box 1727 PC 111
Seeb, Oman

Pakistan
Deutsche Bank AG
Foreign Custodian Rule 17f-5
Unicentre - Unitowers
I.I. Chundrigar Road
P.O. Box 4925
Karachi - 74000, Pakistan

Panama
Citibank, N.A.
Foreign Custodian Rule 17f-5
Boulevard Punta Pacifica Torre de las Americas Apartado
Panama City, Panama 0834-00555

Peru
Citibank del Peru, S.A.
Foreign Custodian Rule 17f-5
Canaval y Moreyra 480 3rd Floor, San Isidro Lima 27, Peru

Philippines
Deutsche Bank AG
Foreign Custodian Rule 17f-5
Global Transaction Banking Tower One, Ayala Triangle 1226 Makati City,
Philippines

Poland
Bank Handlowy w Warszawie S.A.
Foreign Custodian Rule 17f-5
ul. Senatorska 16
00-293 Warsaw, Poland

Bank Polska Kasa Opieki S.A.
Foreign Custodian Rule 17f-5
31 Zwirki I Wigury Street
02-091, Warsaw, Poland

Portugal
Deutsche Bank AG, Netherlands (operating through its Amsterdam branch with support from its Lisbon branch)
Foreign Custodian Rule 17f-5
 De Entrees 99-197
1101 HE Amsterdam, Netherlands

Puerto Rico
Citibank N.A.
Foreign Custodian Rule 17f-5
1 Citibank Drive, Lomas Verdes Avenue San Juan, Puerto Rico 00926

Qatar
HSBC Bank Middle East Limited
Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited) 2 Fl Ali Bin Ali Tower Building no.: 150 Airport Road
Doha, Qatar

Romania
Citibank Europe plc, Dublin - Romania Branch
Foreign Custodian Rule 17f-5
8, Iancu de Hunedoara Boulevard
712042, Bucharest Sector 1, Romania
Romania

Russia
AO Citibank
Foreign Custodian Rule 17f-5
8-10 Gasheka Street, Building 1
125047 Moscow, Russia

Saudi Arabia
HSBC Saudi Arabia Limited
Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited) HSBC Head Office 7267 Olaya - Al Murooj
Riyadh 12283-2255 Kingdom of Saudi Arabia

Senegal
via Standard Chartered Bank Cote dIvoire S.A., Abidjan, Ivory Coast Foreign Custodian Rule 17f-5
23, Bld de la Republique
17 BP 1141 Abidjan 17 Cote dIvoire

Serbia
UniCredit Bank Serbia JSC
Foreign Custodian Rule 17f-5
Rajiceva 27-29
11000 Belgrade, Serbia
Citibank N.A.
Foreign Custodian Rule 17f-5
3 Changi Business Park Crescent
#07-00, Singapore 486026

Singapore
United Overseas Bank Limited
Foreign Custodian Rule 17f-5
156 Cecil Street
FEB Building #08-03
Singapore 069544

Slovak Republic
UniCredit Bank Czech Republic and Slovakia, a.s.
Foreign Custodian Rule 17f-5
Sancova 1/A
813 33 Bratislava, Slovak Republic

Slovenia
UniCredit Banka Slovenija d.d.
Foreign Custodian Rule 17f-5
Smartinska 140
SI-1000 Ljubljana, Slovenia


Republic of South Africa
FirstRand Bank Limited
Foreign Custodian Rule 17f-5
Mezzanine Floor
3 First Place Bank City
Corner Simmonds & Jeppe Sts. Johannesburg 2001

South Africa
Standard Bank of South Africa Limited 3rd Floor, 25 Pixley Ka Isaka Seme St. Johannesburg 2001
Foreign Custodian Rule 17f-5

Spain
Deutsche Bank S.A.E.
Foreign Custodian Rule 17f-5
Calle de Rosario Pino 14-16, Planta 1
Spain
28020 Madrid, Spain

Sri Lanka
The Hongkong and Shanghai Banking Corporation Limited
Foreign Custodian Rule 17f-5
24, Sir Baron Jayatilake Mawatha Colombo 01, Sri Lanka

Republic of Srpska
UniCredit Bank d.d.
Foreign Custodian Rule 17f-5
 Zelenih beretki 24
71 000 Sarajevo
Federation of Bosnia and Herzegovina

Swaziland
Standard Bank Swaziland Limited
Foreign Custodian Rule 17f-5
Standard House, Swazi Plaza Mbabane, Swaziland H101

Sweden
Nordea Bank AB (publ)
Foreign Custodian Rule 17f-5
Smalandsgatan 17
105 71 Stockholm, Sweden

Skandinaviska Enskilda Banken AB (publ)
Foreign Custodian Rule 17f-5
Sergels Torg 2
SE-106 40 Stockholm, Sweden

Switzerland
Credit Suisse (Switzerland) Limited
Foreign Custodian Rule 17f-5
Uetlibergstrasse 231
Switzerland
8070 Zurich, Switzerland

UBS Switzerland AG
Foreign Custodian Rule 17f-5
Max-Hogger-Strasse 80-82
CH-8048 Zurich-Alstetten, Switzerland

Taiwan - R.O.C.
Deutsche Bank AG
Foreign Custodian Rule 17f-5
296 Ren-Ai Road
Taipei 106 Taiwan, Republic of China

Standard Chartered Bank (Taiwan) Limited
Foreign Custodian Rule 17f-5
168 Tun Hwa North Road
Taipei 105, Taiwan, Republic of China

Tanzania
Standard Chartered Bank (Tanzania) Limited
Foreign Custodian Rule 17f-5
1 Floor, International House
Corner Shaaban Robert St and Garden Ave PO Box 9011
Dar es Salaam, Tanzania

Thailand
Standard Chartered Bank (Thai) Public Company Limited
Foreign Custodian Rule 17f-5
Sathorn Nakorn Tower 14th Floor, Zone B
90 North Sathorn Road
Thailand
Silom, Bangkok 10500, Thailand

Togo
via Standard Chartered Bank Cote dIvoire S.A., Abidjan, Ivory Coast Foreign Custodian Rule 17f-5
23, Bld de la Republique
17 BP 1141 Abidjan 17 Cote dIvoire

Tunisia
Union Internationale de Banques
Foreign Custodian Rule 17f-5
65 Avenue Bourguiba
1000 Tunis, Tunisia

Turkey
Citibank, A.S.
Foreign Custodian Rule 17f-5
Tekfen Tower
Eski Buyukdere Caddesi 209 Kat 3
Levent 34394 Istanbul, Turkey

Deutsche Bank A.S.
Foreign Custodian Rule 17f-5
Eski Buyukdere Caddesi Tekfen Tower No. 209 Kat: 17 4
Levent 34394 Istanbul, Turkey

Uganda
Standard Chartered Bank Uganda Limited
Foreign Custodian Rule 17f-5
5 Speke Road
P.O. Box 7111
Kampala, Uganda

Ukraine
PJSC Citibank
Foreign Custodian Rule 17f-5
16-g Dilova St.
Kyiv 03150, Ukraine

United Arab Emirates
Dubai Financial Market
HSBC Bank Middle East Limited
Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited) HSBC Securities Services Emaar Square
Level 3, Building No. 5 P O Box 502601
Dubai, United Arab Emirates

United Arab Emirates
Dubai International
Financial Center
HSBC Bank Middle East Limited
Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited) HSBC Securities Services Emaar Square
Level 3, Building No. 5 P O Box 502601
Dubai, United Arab Emirates

United Arab Emirates Abu
Dhabi
HSBC Bank Middle East Limited
Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited) HSBC Securities Services Emaar Square
Level 3, Building No. 5 P O Box 502601
Dubai, United Arab Emirates

Scotland
State Street Bank and Trust Company, United Kingdom branch
Foreign Custodian Rule 17f-5
525 Ferry Road
United Kingdom
Edinburgh EH5 2AW, Scotland

United States
State Street Bank and Trust Company
Foreign Custodian Rule 17f-5
One Lincoln Street Boston, MA 02111 United States

Uruguay
Banco Itau Uruguay S.A.
Foreign Custodian Rule 17f-5
Zabala 1463
Uruguay
11000 Montevideo, Uruguay

Venezuela
Citibank, N.A.
Foreign Custodian Rule 17f-5
Centro Comercial El Recreo Torre Norte, Piso 19 Avenida Casanova Caracas, Venezuela 1050

Vietnam
HSBC Bank (Vietnam) Limited
Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited) Centre Point
106 Nguyen Van Troi Street Phu Nhuan District
Ho Chi Minh City, Vietnam

Zambia
Standard Chartered Bank Zambia Plc.
Foreign Custodian Rule 17f-5
Standard Chartered House Cairo Road
P.O. Box 32238
10101, Lusaka, Zambia

Zimbabwe
Stanbic Bank Zimbabwe Limited
Foreign Custodian Rule 17f-5
(as delegate of Standard Bank of South Africa Limited)
Zimbabwe
3rd Floor
Stanbic Centre
59 Samora Machel Avenue Harare, Zimbabwe